ABRAXAS PETROLEUM CORPORATION
www.abraxaspetroleum.com

Exhibit 99.1
NEWS RELEASE

Abraxas Announces Second Quarter 2015 Results

SAN ANTONIO (August 6, 2015) – Abraxas Petroleum Corporation (NASDAQ:AXAS) today reported financial and operating results for the three and six months ended June 30, 2015.

On October 31, 2014 we closed on the sale of our interest in Canadian Abraxas Petroleum, ULC ("Canadian Abraxas"), a wholly-owned Canadian subsidiary of Abraxas Petroleum Corporation. As a result of the disposal of Canadian Abraxas, the results of operations of Canadian Abraxas are reflected in our Financial Statements and in this document as “Discontinued Operations” and our remaining operations are referred to in our Financial Statements and in this document as “Continuing Operations” or “Continued Operations.” Unless otherwise noted, all disclosures are for continuing operations.

Financial and Operating Results for the Three Months Ended June 30, 2015
The three months ended June 30, 2015 resulted in:

•	Production of 498 MBoe (5,471 Boepd)

•	Revenue of $20.5 million inclusive of realized hedge settlements

•	Adjusted EBITDA(a) of $11.9 million inclusive of Raven Drilling

•	For the purposes of our bank covenants, monetized hedge contracts are included in our EBITDA calculation. With these adjustments EBITDA was $15.3 million (excluding Raven Drilling's EBITDA).

•	Adjusted discretionary cash flow(a) of $11.1 million inclusive of Raven Drilling

•	Net loss of $6.6 million, or $0.06 per share

•	Adjusted net loss(a), excluding certain non-cash items and inclusive of Raven Drilling of $0.07 million, or $0.00 per share

(a)	See reconciliation of non-GAAP financial measures below.

Net loss for the three months ended June 30, 2015 was $6.6 million, or $0.06 per share, compared to net income of $3.0 million, or $0.03 per share, for the three months ended June 30, 2014.

Adjusted net loss, excluding certain non-cash items, for the three months ended June 30, 2015 was $0.07 million, or $0.00 per share, compared to an adjusted net income, excluding certain non-cash items, of $11.0 million or $0.12 per share for the three months ended June 30, 2014. For the three months ended June 30, 2015 and 2014, adjusted net income (loss) excludes the unrealized loss on derivative contracts of $5.5 million and $7.1 million, respectively. Included in adjusted net income (loss) is the net income for the quarters ended June 30, 2015 and June 30, 2014 from our subsidiary, Raven Drilling, LLC of $0.6 million and $0.8 million, respectively.

Pursuant to SEC Regulation S-X, no income is recognized for Raven Drilling, LLC. Contractual drilling services performed in connection with properties in which Abraxas holds an ownership interest cannot be recognized as income, rather it is credited to the full cost pool and recognized through lower amortization as reserves are produced.

 Unrealized gains or losses on derivative contracts are based on mark-to-market valuations which are non-cash in nature and may fluctuate drastically from period to period. As commodity prices fluctuate, these derivative contracts are valued against current market prices at the end of each reporting period in accordance with Accounting Standards Codification 815, “Derivatives and Hedging,” as amended and interpreted, and require Abraxas to either record an unrealized gain or loss based on the calculated value difference from the previous period-end valuation. For example, NYMEX oil prices on June 30, 2014 were $105.37 per barrel compared to $59.47 on June 30, 2015; therefore, the mark-to-market valuation changed considerably period to period.

Comments
Bob Watson, Abraxas' President and CEO commented, “Despite continued commodity price weakness and significant production downtime in the second quarter, Abraxas continues to generate excellent cash flow.   Financially, our focus in the back half of 2015 will be on cost control, where we feel we can continue to trim expenses to further benefit our margins.   After a very busy second quarter with nine gross completions, our capital expenditures are set to significantly decline with three gross Bakken completions remaining in 2015.”

“We remain focused on generating a strong rate of return on each well we drill. Should commodity prices continue to fall, Abraxas has the ability to quickly curtail expenditures and preserve this high quality inventory for the future. This will allow us to further protect our balance sheet, positioning our Company to benefit during this distress. If it becomes cheaper on an F&D basis to buy quality flowing barrels in our core areas than to drill for them, we endeavor to be in a position to transact. In analyzing any opportunity, our foremost priority will be maintaining or enhancing our currently advantageous leverage position.”

Conference Call
Abraxas Petroleum Corporation (NASDAQ:AXAS) will host its second quarter 2015 earnings conference call at 11 AM ET on August 6, 2015. To participate in the conference call, please dial 888.713.4205 and enter the passcode 76710027. Additionally, a live listen only webcast of the conference call can be accessed under the investor relations section of the Abraxas website at www.abraxaspetroleum.com. A replay of the conference call will be available until August 13, 2015 by dialing 888.286.8010 and entering the passcode 29902751 or can be accessed under the investor relations section of the Abraxas website.

Abraxas Petroleum Corporation is a San Antonio based crude oil and natural gas exploration and production company with operations across the Rocky Mountain, Permian Basin and onshore Gulf Coast regions of the United States.

Safe Harbor for forward-looking statements: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause Abraxas’ actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by Abraxas for crude oil and natural gas. In addition, Abraxas’ future crude oil and natural gas production is highly dependent upon Abraxas’ level of success in acquiring or finding additional reserves. Further, Abraxas operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond Abraxas’ control. In the context of forward-

looking information provided for in this release, reference is made to the discussion of risk factors detailed in Abraxas’ filings with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Geoffrey King/Vice President – Chief Financial Officer
Telephone 210.490.4788
gking@abraxaspetroleum.com
www.abraxaspetroleum.com

ABRAXAS PETROLEUM CORPORATION
CONSOLIDATED

FINANCIAL HIGHLIGHTS

(In thousands except per share data)	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Financial Results:
Revenues	$18,944	$33,192	$37,605	$58,710
Adjusted EBITDA(a)	11,916	22,726	25,146	39,057
Adjusted discretionary cash flow(a)	11,059	22,028	23,550	37,829
Capital Expenditures	27,283	56,043	39,683	92,729
Net income (loss)	(6,601)	3,034	(7,319)	7,738
Net income (loss) per share – basic	$(0.06)	$0.03	$(0.07)	$0.08
Net income (loss) per share – diluted	$(0.06)	$0.03	$(0.07)	$0.08
Adjusted net income (loss), excluding certain non-cash items(a)	(65)	10,971	(1,305)	17,625
Adjusted net income (loss), excluding certain non-cash items(a) , per share – basic	$0.00	$0.12	$(0.01)	$0.19
Adjusted net income (loss), excluding certain non-cash items(a), per share – diluted	$0.00	$0.11	$(0.01)	$0.18
Weighted average shares outstanding – basic	104,423	93,448	104,423	93,009
Weighted average shares outstanding – diluted	104,423	97,322	104,423	95,844

Production from Continuing Operations:
Crude oil per day (Bblpd)	3,654	3,401	4,062	2,973
Natural gas per day (Mcfpd)	7,669	6,804	8,267	6,913
Natural gas liquids per day (Bblpd)	539	386	588	397
Crude oil equivalent per day (Boepd)	5,471	4,921	6,028	4,522
Crude oil equivalent (MBoe)	498	448	1,091	819

Realized Prices, net of realized hedging activity:
Crude oil ($ per Bbl)	$56.22	$90.63	$51.80	$89.41
Natural gas ($ per Mcf)	2.41	4.07	2.57	4.44
Natural gas liquids ($ per Bbl)	10.87	35.78	11.82	40.24
Crude oil equivalent ($ per Boe)	41.99	71.07	39.58	69.10

Expenses:
Lease operating ($ per Boe)	$12.61	$12.47	$11.52	$13.72
Production taxes (% of oil and gas revenue)	10%	8.6%	9.8%	8.6%
General and administrative, excluding stock-based compensation ($ per Boe)	4.14	4.54	3.93	4.97
Cash interest ($ per Boe)	1.64	1.42	1.38	1.34
Depreciation, depletion and amortization ($ per Boe)	17.69	20.34	19.14	20.29

(a)    See reconciliation of non-GAAP financial measures below.

BALANCE SHEET DATA

(In thousands)	June 30, 2015	December 31, 2014

Cash	$957	$3,772
Working capital (a)	(27,767)	(52,832)
Property and equipment – net	341,545	322,879
Total assets	373,049	374,899

Long-term debt	113,574	76,554
Stockholders’ equity	202,435	207,495
Common shares outstanding	106,186	106,187

(a)	Excludes current maturities of long-term debt and current derivative assets and liabilities in accordance with our loan covenants.

ABRAXAS PETROLEUM CORPORATION
CONSOLIDATED
STATEMENTS OF OPERATIONS

(In thousands except per share data)	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Revenues:
Oil and gas production	$18,937	$33,181	$37,583	$58,656
Other	7	11	22	54
	18,944	33,192	37,605	58,710
Operating costs and expenses:
Lease operating	6,277	5,585	12,570	11,230
Production and ad valorem taxes	1,886	2,838	3,686	5,042
Depreciation, depletion, and amortization	8,810	9,106	20,879	16,605
General and administrative (including stock-based compensation of $1,440, $1,029, $2,250, and $1,468, respectively)	3,502	3,061	6,536	5,536
	20,475	20,590	43,671	38,413
Operating (loss) income	(1,531)	12,602	(6,066)	20,297

Other (income) expense:
Interest income	—	(1)	(1)	(1)
Interest expense	958	777	1,792	1,379
Amortization of deferred financing fees	163	281	320	629
(Gain) loss on derivative contracts - realized	(1,521)	1,356	(5,154)	2,090
Loss on derivative contracts - unrealized	5,470	7,135	4,276	8,080
	5,070	9,548	1,233	12,177
(Loss) income from continuing operations before income tax	(6,601)	3,054	(7,299)	8,120
Income tax (benefit) expense	—	—	—	—
Net (loss) income from continuing operations	(6,601)	3,054	(7,299)	8,120
Net loss from discontinued operations - net of tax	—	(20)	(20)	(382)
Net (loss) income	$(6,601)	$3,034	$(7,319)	$7,738

Net (loss) income per common share - basic
Continuing operations	$(0.06)	$0.03	$(0.07)	$0.08
Discontinued operations	$0.00	$0.00	$0.00	$0.00
Net (loss) income per common share - basic	$(0.06)	$0.03	$(0.07)	$0.08

Net (loss) income per common share - diluted
Continuing operations	$(0.06)	$0.03	$(0.07)	$0.08
Discontinued operations	$0.00	$0.00	$0.00	$0.00
Net (loss) income per common share - diluted	$(0.06)	$0.03	$(0.07)	$0.08

Weighted average shares outstanding:
Basic	104,423	93,448	104,423	93,009
Diluted	104,423	97,322	104,423	95,844

ABRAXAS PETROLEUM CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
To fully assess Abraxas’ operating results, management believes that, although not prescribed under generally accepted accounting principles ("GAAP"), discretionary cash flow and EBITDA are appropriate measures of Abraxas' ability to satisfy capital expenditure obligations and working capital requirements. Discretionary cash flow and EBITDA are non-GAAP financial measures as defined under SEC rules. Abraxas' discretionary cash flow and EBITDA should not be considered in isolation or as a substitute for other financial measurements prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. As discretionary cash flow and EBITDA exclude some, but not all items that affect net income and may vary among companies, the discretionary cash flow and EBITDA presented below may not be comparable to similarly titled measures of other companies. Management believes that operating income calculated in accordance with GAAP is the most directly comparable measure to discretionary cash flow; therefore, operating income is utilized as the starting point for the discretionary cash flow reconciliation.
Discretionary cash flow is defined as operating income plus depreciation, depletion and amortization expenses, non-cash expenses and impairments, cash portion of other income (expense) less cash interest. Adjusted discretionary cash flow is defined as discretionary cash flow, plus cash flow from Raven Drilling’s operations. Accounting rules do not permit the inclusion of the net income and other components of Raven Drilling’s operations to be included in our consolidated results of operations and cash flow, instead, the results of Raven Drilling’s operations are credited to the full cost pool. Accordingly, for purposes of adjusted discretionary cash flow, Raven Drilling’s cash flow is added back. The following table provides a reconciliation of discretionary cash flow and adjusted discretionary cash flow to operating income (loss) for the periods presented.

(In thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Operating income (loss)	$(1,531)	$12,602	$(6,066)	$20,297
Depreciation, depletion and amortization	8,810	9,106	20,879	16,605
Stock-based compensation	1,440	1,029	2,250	1,468
Realized gain (loss) on derivative contracts (a)	1,968	(1,356)	5,601	(2,090)
Cash interest	(816)	(637)	(1,510)	(1,100)
Discretionary cash flow	$9,871	$20,744	$21,154	$35,180
Cash flow from Raven Drilling operations	1,188	1,284	2,396	2,649
Adjusted discretionary cash flow	$11,059	$22,028	$23,550	$37,829

(a) Realized gain (loss) on derivative contracts does not include a loss of $0.4 million for the three and six months ended 2015 related to the monetization of the July-December 2015 fixed price oil swaps. The monetization resulted in cash proceeds of
$4.6 million.

EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. Adjusted EBITDA includes all of the components of EBITDA plus Raven Drilling’s EBITDA. Accounting rules do not permit the inclusion of the net income and other components of Raven Drilling’s operations to be included in our consolidated results of operations, instead, the results of Raven Drilling’s operations are credited to the full cost pool. Accordingly, for purposes of Adjusted EBITDA, Raven Drilling’s EBITDA is added back. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income (loss) for the periods presented.

(In thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income (loss)	$(6,601)	$3,034	$(7,319)	$7,738
Net interest expense	958	776	1,791	1,378
Depreciation, depletion and amortization	8,810	9,106	20,879	16,605
Amortization of deferred financing fees	163	281	320	629
Stock-based compensation	1,440	1,029	2,250	1,468
Unrealized loss on derivative contracts	5,470	7,135	4,276	8,080
Realized loss on derivative monetization	447	—	447	—
Loss from discontinued operations	—	20	20	382
EBITDA	$10,687	$21,381	$22,664	$36,280
Raven Drilling EBITDA	1,229	1,345	2,482	2,777
Adjusted EBITDA	$11,916	$22,726	$25,146	$39,057

EBITDA	$10,687	$21,381	$22,664	$36,280
Monetized derivative contracts	4,610	—	4,610	—
Adjusted EBITDA per bank covenants	$15,297	$21,381	$27,274	$36,280

This release also includes a discussion of “adjusted net income (loss), excluding certain non-cash items,” which is a non-GAAP financial measure as defined under SEC rules. The following table provides a reconciliation of adjusted net income (loss), excluding ceiling test impairment and unrealized changes in derivative contracts and net income related to Raven Drilling, LLC capitalized to the full cost pool, to net income (loss) for the periods presented. Management believes that net income (loss) calculated in accordance with GAAP is the most directly comparable measure to adjusted net income (loss), excluding certain non-cash items.

(In thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Net income (loss)	$(6,601)	$3,034	$(7,319)	$7,738
Net income related to Raven Drilling	619	782	1,271	1,425
Unrealized loss on derivative contracts	5,470	7,135	4,276	8,080
Realized loss on derivative monetization	447	—	447	—
Loss from discontinued operations	—	20	20	382
Adjusted net income (loss), excluding certain non-cash items	$(65)	$10,971	$(1,305)	$17,625
Adjusted net income (loss), excluding certain non-cash items, per share – basic	$0.00	$0.12	$(0.01)	$0.19
Adjusted net income (loss), excluding certain non-cash items, per share – diluted	$0.00	$0.11	$(0.01)	$0.18
Net income (loss) per share – basic	$(0.06)	$0.03	$(0.07)	$0.08
Net income (loss) per share – diluted	$(0.06)	$0.03	$(0.07)	$0.08